Exhibit 99.2

To Fellow ROIC Team Members,

Earlier today, it was announced that Retail Opportunity Investments Corp. has agreed to be acquired by Blackstone Real Estate Partners X (“Blackstone”). Blackstone is acquiring all of ROIC’s outstanding stock for $17.50 per share in an all-cash transaction. The joint press release that Blackstone and ROIC issued today is attached.

For those of you who may not be familiar, Blackstone is the largest owner of commercial real estate globally, owning and operating assets across every major geography and sector. Its real estate business was founded in 1991 and today has $325 billion of investor capital under management.

The transaction is expected to be completed during the first quarter of 2025, subject to stockholder approval and other customary closing conditions. Until the transaction is completed, it is imperative that we continue to conduct business as usual. We are counting on each of you to continue focusing on operational excellence.

If any of you are contacted by the media or other outside parties regarding today’s announcement, please direct all such inquiries to Mike or myself.

In terms of what the transaction means for each of you, attached is a list of questions and answers aimed at addressing employee immediate concerns. Additionally, please reach out at anytime to Rich, Mike or myself, and we will do our best to address any concerns or questions that you may have.

Blackstone’s interest in acquiring ROIC is a testament to everything that we have accomplished together as a team. I am immensely proud of the work that we have done over the past 15 years in building ROIC into the Company that it is today. Starting from scratch in 2009, through our collective efforts we created the preeminent West Coast grocery-anchored shopping center portfolio. It is with sincere gratitude that I would like to personally thank each of you for your commitment and dedication to ROIC over the years.

All the best,

Stuart

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the Merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the Merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the Merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov and at www.roireit.net; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below. There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. We caution that you should not place undue reliance on any of our forward-looking statements.

Important Additional Information and Where to Find It

This communication is being made in connection with the Merger. In connection with the Merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the Merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE

FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the Merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Blackstone Real Estate to Take Retail Opportunity Investments Private for $4 Billion

New York & San Diego – Blackstone (NYSE: BX) and Retail Opportunity Investments Corp. (Nasdaq: ROIC) (“ROIC” or the “Company”) today announced that they have entered into a definitive agreement under which Blackstone Real Estate Partners X (“Blackstone”) will acquire all outstanding common shares of ROIC for $17.50 per share in an all-cash transaction valued at approximately $4 billion, including outstanding debt. ROIC’s portfolio consists of 93 high-quality, grocery-anchored retail properties totaling 10.5 million square feet concentrated in Los Angeles, Seattle, San Francisco and Portland.

The purchase price represents a premium of 34% to ROIC’s closing share price on July 29, 2024, the last trading day prior to news reports of a potential sale.

“We are pleased to reach this agreement with Blackstone, as it will provide significant and certain value to our stakeholders,” said Stuart A. Tanz, President and Chief Executive Officer of ROIC. “This transaction represents the culmination of the steadfast commitment and extraordinary dedication of our talented team and their tireless efforts over the past 15 years. We are confident that Blackstone will position ROIC’s portfolio for continued growth and success.”

Jacob Werner, Co-Head of Americas Acquisitions at Blackstone Real Estate, said, “This transaction reflects our strong conviction in necessity-based, grocery anchored shopping centers in densely populated geographies. The sector is experiencing accelerating fundamentals, benefiting from nearly a decade of virtually no new construction, while demand for brick-and-mortar grocery stores, restaurants, fitness and other lifestyle retailers remains healthy. ROIC’s portfolio is located in some of the most attractive West Coast markets, and we look forward to growing Blackstone’s necessity-based retail presence. We are pleased to be acquiring ROIC, which owns a unique collection of high-quality assets in some of the most desirable West Coast markets.”

The transaction has been approved by ROIC’s Board of Directors and is expected to close in the first quarter of 2025, subject to customary closing conditions, including the approval of the Company’s common stockholders.

J.P. Morgan acted as ROIC’s exclusive financial advisor. Clifford Chance US LLP served as ROIC’s legal counsel. BofA Securities, Morgan Stanley & Co. LLC, Newmark, and Eastdil Secured acted as Blackstone’s financial advisors. Simpson Thacher & Bartlett LLP served as Blackstone’s legal counsel.

About Retail Opportunity Investments Corp.

Retail Opportunity Investments Corp. (NASDAQ: ROIC), is a fully-integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of September 30, 2024, ROIC owned 93 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody’s Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at: www.roireit.net.

About Blackstone Real Estate

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has US $325 billion of investor capital under management. Blackstone is the largest owner of commercial real estate globally, owning and operating assets across every major geography and sector, including logistics, data centers, residential, office and hospitality. Our opportunistic funds seek to acquire undermanaged, well-located assets across the world. Blackstone’s Core+ business invests in substantially stabilized real estate assets globally, through both institutional strategies and strategies tailored for income-focused individual investors including Blackstone Real Estate Income Trust, Inc. (BREIT). Blackstone Real Estate also operates one of the leading global real estate debt businesses, providing comprehensive financing solutions across the capital structure and risk spectrum, including management of Blackstone Mortgage Trust (NYSE: BXMT).

Forward-Looking Statements. Certain information contained in this press-release (the “Material”) constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology or the negatives thereof. These may include statements about plans, objectives and expectations with respect to future operations. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Blackstone believes these factors include, but are not limited to, those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Materials and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Opinions. Opinions expressed reflect the current opinions of the named persons or Blackstone where indicated, as of the date appearing in the Material only and are based on opinions of the current market environment, which are subject to change. Certain information contained in this Material discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Third Party Information. Certain information contained in this Material has been obtained from sources outside Blackstone, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Blackstone, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information.

ROIC Forward Looking Statements.

This communication includes certain disclosures from ROIC (as used in this paragraph only, the “Company”) which contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and in Section 21F of the Securities and Exchange Act of 1934, as amended, including but not limited to those statements related to the transaction, including financial estimates and statements as to the expected timing, completion and effects of the transaction. When used herein, the words “believes,” “anticipates,” “projects,” “should,” “estimates,” “expects,” “guidance” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties’ ability to complete the transaction on the anticipated terms and timing, or at all, including the Company’s ability to obtain the required stockholder approval, and the parties’ ability to satisfy the other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations, including during the pendency of the transaction; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Statements Regarding Forward-Looking Information” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the transaction, will be more fully discussed in the proxy statement that will be filed by the Company with the SEC in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company and Blackstone do not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company or Blackstone.

Information regarding such risks and factors is described in ROIC’s filings with the SEC, including its most recent Annual Report on Form 10-K, which is available at: www.roireit.net.

Important Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Contacts

ROIC

Stuart A. Tanz

(858) 255-4901

stanz@roireit.net

Blackstone

Claire Keyte

(646) 482-8753

Claire.Keyte@Blackstone.com

ROIC Employee Questions & Answers

1) What can I expect until the transaction is completed?

The transaction is expected to be completed during the first quarter of 2025, subject to stockholder approval and other customary closing conditions. Until the transaction is completed, ROIC will continue to operate in the ordinary course, with employees continuing to adhere to the company’s policies and practices as usual. Pursuant and subject to the Company’s Employee Retention and Severance Plan, eligible employees who choose to remain actively employed or engaged by the Company until the closing of the transaction may receive a cash retention benefit as determined by the Company. Details will be forthcoming.

2) Are you aware of any planned organizational changes before or after the closing of the transaction?

Until the transaction is completed, it remains business as usual at the company. We do not anticipate any changes to any employee’s role before the transaction is completed, other than in the ordinary course of business.

We understand that this could be an anxious time for employees. There are many details still being worked out, and to the extent appropriate we will share information as it becomes available. Our commitment to all of our valued employees, as always, is to communicate as promptly and directly as possible and to treat people fairly.

3) If my employment is terminated after the transaction is completed, will I receive severance and medical benefits?

Pursuant and subject to the Company’s Employee Retention and Severance Plan, eligible employees who experience a qualifying termination after the transaction is completed will be entitled to receive certain severance payments, COBRA continuation payments and outplacement services. You will be notified if you would be eligible to receive severance benefits as described above. Details will be forthcoming.

4) What happens to my 401(k) benefits?

Your 401(k) plan account will be unaffected by the consummation of the transaction, and any vested amounts in the Company’s 401(k) plan always belong to you and cannot be lost or forfeited.

5) What happens to my ROIC stock?

For vested shares (vested as of the closing date) that you own, you will receive $17.50 per share in cash at closing in accordance with the terms of the merger agreement.

For any unvested shares that you own (unvested as of the closing date), assuming you do not voluntarily resign before the closing, upon closing your unvested shares will become fully vested and you will receive $17.50 per share in cash at closing, subject to applicable tax withholding and in accordance with the terms of the merger agreement.

Important Additional Information and Where to Find It

This communication is being made in connection with the transaction. In connection with the transaction, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the transaction with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED BY THE COMPANY WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Company stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.roireit.net). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 11250 El Camino Real, Suite 200, San Diego, CA 92130.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the transaction. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction (if and when they become available). You may obtain free copies of these documents using the sources indicated above.